UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

Pershing Square Capital Management, L.P.

PS Management GP, LLC

William A. Ackman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCING ALLERGAN

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Timeline

VALEANT AND PERSHING SQUARE ANNOUNCE BID TO ACQUIRE ALLERGAN

Valeant and Pershing Square announce bid to acquire Allergan ($48.30 + 0.83 share of VRX) Pershing Square’s Presentation. Allergan adopts a poison pill and, based on media reports, subsequently seeks competing offers from Johnson & Johnson and Sanofi.

April 22, 2014

May 13, 2014

ALLERGAN REJECTS VALEANT’S BID

Allergan rejects Valeant’s bid; Pershing Square seeks list of Allergan stockholders and the next day files preliminary proxy to launch process to hold informal shareholder referendum on the bid.

May 19, 2014

PERSHING SQUARE URGES ALLERGAN INDEPENDENT DIRECTORS TO HIRE INDEPENDENT COUNSEL

Pershing Square urges Allergan independent directors to hire independent counsel, arguing Allergan’s CEO is conflicted because he will lose his leadership role at the company and likely his Job as a result of the transaction and cannot independently represent the company in the merger.

Read WAA’s publicly released letter

May 28, 2014

VALEANT INCREASES ITS OFFER TO ACQUIRE ALLERGAN

Valeant increases its offer to acquire Allergan ($58.30/share +0.83 share of VRX) to $156.16/share and adds Contingent Value Right for DARPin of up to $25.00/share in value.

VALEANT INCREASES ITS OFFER TO ACQUIRE ALLERGAN TO $180.90 / SHARE

Valeant Increases Its offer to acquire Allergan by increasing the cash component to $72 per share. New offer prompted by PSCM based on shareholder feedback, which agrees to take all VRX stock (and no cash) for its AGN shares at a fixed exchange ratio.

May 30, 2014

June 2, 2014

PERSHING SQUARE SEEKS TO HOLD A SPECIAL SHAREHOLDER MEETING

Pershing Square, having dropped its recuest for an informal shareholder referendum, seeks to hold a special shareholder meeting to oust six of the nine Allergan directors.

Click to View Filing

PSCM SEEKS CLARIFICATION FROM ALLERGAN

PSCM seeks clarification from Allergan on what actions would trigger poison pill.

June 6, 2014

June 10, 2014

ALLERGAN REJECTS VALEANT’S INCREASED BID

Allergan rejects Valeant’s increased bid

ALLERGAN RESPONDS TO PSCM LETTER

Allergan responds to PSCM letter but does not provide complete answers.

June 11, 2014

June 12, 2014

PERSHING SQUARE SEEKS CLARIFICATION ON ALLERGAN POISON PILL IN COURT.

PSCM sues Allergan in Delaware Court of Chancery, seeking clarification on whether efforts to hold special shareholders meeting will trigger Allergan’s poison pill.

View Complaint

Pershing Square asks the court expedite the hearing on the matter.

VALEANT HOSTS WEBINAR

Valeant hosts webinar to respond to misleading facts made by Allergan.

June 17, 2014

June 18, 2014

VALEANT LAUNCHES EXCHANGE OFFER

Valeant launches exchange offer for Allergan.

DELAWARE COURT OF CHANCERY RULES IN FAVOR OF EXPEDITING PERSHING SQUARE’S REQUEST

Delaware Court of Chancery rules in favor of expediting Pershing Square’s request to seek clarity on trigger for poison pill. Hearing set for July 7.

June 19, 2014

June 23, 2014

ALLERGAN BOARD DECLARES VALEANT’S UNSOLICITED EXCHANGE OFFER INADEQUATE

Allergan board declares Valeant’s unsolicited exchange offer inadequate. Valeant posts fact-based answers to refute Allergan’s misleading statements.

PERSHING SQUARE ENTERS INTO A SETTLEMENT WITH ALLERGAN

Pershing Square enters into a settlement with Allergan resolving the poison pill litigation before the Delaware Court of Chancery. The settlement provides the clarification sought by Pershing Square that its actions in connection with the solicitation and receipt of revocable proxies to call a special meeting of shareholders of Allergan will not trigger Allergan’s recently adopted poison pill. The settlement paves the way for Pershing Square to soon begin actively soliciting proxies to call the special meeting. Link to Press Release

June 27, 2014

July 7, 2014

PERSHING SQUARE ANNOUNCES DIRECTOR SLATE FOR ALLERGAN BOARD

Pershing Square announces a slate of six independent directors for the board of Allergan. The six members of the slate are: Betsy Atkins, Cathleen P. Black, Fredric N. Eshelman, Steven J. Shulman, David A. Wilson and John J. Zillmer. Read Announcement

PERSHING SQUARE FILES DEFINITIVE SOLICITATION STATEMENT

July 11, 2014

Pershing Square files definitive solicitation statement with the Securities and Exchange Commission, permitting it to actively solicit support for the calling of a special meeting.

August 1, 2014

ALLERGAN SUES VALEANT AND PERSHING SQUARE

Allergan files a federal lawsuit against Valeant and Pershing Square in California (click to view lawsuit and related letter). Pershing Square and Valeant dismiss the suit as baseless and yet another attempt to interfere with Pershing Square’s efforts to call a special shareholders meeting (click to view response from Pershing Square and Valeant).

CALIFORNIA COURT DENIES ALLERGAN’S MOTION TO EXPEDITE

August 21, 2014

Allergan’s motion for expedited proceedings is denied by the U.S. District Court Central District of California

View Order

View Transcript

August 22, 2014

PERSHING SQUARE SUBMITS SHAREHOLDER REQUESTS TO CALL A SPECIAL MEETING

Pershing Square submits to Allergan requests from shareholders owning 31% of Allergan’s shares to call a special meeting (click to view the press release). The firm also filed a motion with the Delaware Court of Chancery seeking declaratory relief to require Allergan to call the special meeting (click here to view complaint). An additional 2.8% is submitted two weeks later.

PERSHING SQUARE SUBMITS ADDITIONAL SPECIAL MEETING REQUESTS; TOTAL TOPS 35%

Pershing Square submits additional special meeting requests from shareholders owning 1.29% of Allergan’s shares, bringing the total to 35.1%. The new total means that not Including Pershing Square’s 9.7% stake, shareholders owning more than 25% of Allergan’s shares provided the necessary documentation and cleared the administrative hurdles in Allergan’s bylaws to join Pershing Square in calling for the special meeting. Click here to view press release. September 11, 2014

© 2014 Pershing Square Capital Management

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September 11, 2014

Pershing Square Submits Additional Special Meeting Requests; Total Tops 35%

August 22, 2014

Pershing Square Submits Requests From Shareholders Owning 31% Of Allergan’s Shares To Call Special Meeting

July 11, 2014

Pershing Square Files Definitive Solicitation Statement

July 7, 2014

Pershing Square Announces Director Slate For Allergan Board

June 27, 2014

Pershing Square Enters Into A Settlement With Allergan

June 19, 2014

Delaware Court Of Chancery Rules In Favor Of Expediting Pershing Square’s Request

June 12, 2014

Pershing Square Seeks Clarification On Allergan Poison Pill In Court.

June 11, 2014

Allergan Responds To PSCM Letter

June 6, 2014

PSCM Seeks Clarification From Allergan

June 2, 2014

Pershing Square Seeks To Hold A Special Shareholder Meeting

May 19, 2014

Pershing Square Urges Allergan To Hire Independent Counsel

April 22, 2014

Valeant And Pershing Square Announce Partnership To Acquire Allergan

© 2014 Pershing Square Capital Management

ADVANCING ALLERGAN

PERSHING SQUARE

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Securities Litigation (CA)

2014-08-01 [Dkt. No. 001] Complaint for Violations of Securities Laws

2014-08-01 [Dkt. No. 002] Civil Cover Sheet

2014-08-01 [Dkt. No. 003] Certification and Notice of Interested Parties L.R. 7.1-1

2014-08-01 [Dkt. No. 004] Plaintiff Allergan, Inc.’s Disclosure Statement FRCP 7.1

2014-08-01 [Dkt. No. 005] Notice of Assignment of Judge Carter

2014-08-04 [Dkt. No. 006] Notice to Filer of Deficiencies in Attorney Case Opening

2014-08-04 [Dkt. No. 007] Notice to Parties of Court-Directed ADR Program

2014-08-04 [Dkt. No. 008] Notice of Pro Hac Vice Application and Filing Fee Due

2014-08-04 [Dkt. No. 009] Notice of Pro Hac Vice Application and Filing Fee Due

2014-08-04 [Dkt. No. 010] Summons in a Civil Action for All Defendants

2014-08-04 [Dkt. No. 011-01] Memorandum of Points and Authorities in Support of Plaintiffs’ Ex Parte Application for Expedited Proceedings

2014-08-04 [Dkt. No. 011-12] Proposed Order Granting Plaintiffs’ Ex Parte Application for Expedited Proceedings

2014-08-04 [Dkt. No. 011] Plaintiffs’ Ex Parte Application for Expedited Proceedings – Statement of Notice

2014-08-04 [Dkt. No. 012] Proof of Service of Plaintiffs’ Ex Parte Application for Expedited Proceedings

2014-08-05 [Dkt. No. 013] Summons in a Civil Action with Court’s Signature

2014-08-06 [Dkt. No. 014] Notice of Apearance for Michael Shipley

2014-08-06 [Dkt. No. 015] Defendants’ Joint Opposition to Plaintiffs’ Ex Parte Application for Expedited Proceedings

2014-08-06 [Dkt. No. 016] Notice of Appearance for Robert Sacks

2014-08-06 [Dkt. No. 017] Notice of Appearance for Edward Johnson

2014-08-06 [Dkt. No. 018] Notice of Appearance for Mark Holscher

2014-08-06 [Dkt. No. 019-01] Proposed Order on Pro Hac Vice Application for Jay Lefkowitz

2014-08-06 [Dkt. No. 019] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hac Vice for Jay Lefkowitz

2014-08-06 [Dkt. No. 020] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hac Vice for John Del Monaco

2014-08-06 [Dkt. No. 021-01] Proposed Order on Application of Non-Resident Attorney to Appear in a Specific Case

2014-08-06 [Dkt. No. 021] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hace Vice for Danielle Sassoon

2014-08-07 [Dkt. No. 022-01] Proposed Order on Application for Pro Hac Vice for William Savitt

2014-08-07 [Dkt. No. 022] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for William Savitt

2014-08-07 [Dkt. No. 023-01] Proof of Service for the Notice of Appearance for Colleen Smith

2014-08-07 [Dkt. No. 023] Notice of Appearance for Colleen Smith

2014-08-07 [Dkt. No. 024] Order Denying Ex Parte Application

2014-08-07 [Dkt. No. 025] Order Granting Pro Hac Vice for Jay Lefkowitz

2014-08-07 [Dkt. No. 026] Order Granting Pro Hac Vice for John Del Monaco

2014-08-07 [Dkt. No. 027] Order Granting Pro Hac Vice for Danielle Sassoon

2014-08-08 [Dkt. No. 028] Order Granting Pro Hac Vice for William Savitt

2014-08-11 [Dkt. No. 029-01] Proposed Order on Application for Pro Hac Vice for Bradley Wilson

2014-08-11 [Dkt. No. 029] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for Bradley Wilson

2014-08-12 [Dkt. No. 030] Notice of Appearance for Austin Norris

2014-08-12 [Dkt. No. 031] Notice of Appearance for Kristin Rose

2014-08-12 [Dkt. No. 032] Order on Pro Hac Vice Application for Bradley Wilson

2014-08-14 [Dkt. No. 033-01] Proposed Order for Pro Hac Vice for Brian Frawley

2014-08-14 [Dkt. No. 033] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for Brian Frawley

2014-08-14 [Dkt. No. 034] Defendants’ Joint Opposition to Plaintiffs’ Motion to Expedite

2014-08-15 [Dkt. No. 035] Order Granting Pro Hac Vice Application for Brian Frawley

2014-08-15 [Dkt. No. 036] Order on Application for Pro Hac Vice for Brian Frawley

2014-08-18 [Dkt. No. 037-11] Revised Proposed Order Granting Plaintiffs’ Request for Expedited Proceedings

2014-08-18 [Dkt. No. 037] Reply In Support Of Plaintiffs’ Request for Expedited Proceedings

2014-08-19 [Dkt. No. 038-03] Defendants’ Joint Sur-Reply in Opposition to Plaintiffs’ Motiion to Expedite

2014-08-19 [Dkt. No. 038-04] Proposed Order Granting Defendants’ Ex Parte Application for Leave to File Joint Sur-Reply

2014-08-19 [Dkt. No. 038] Defendants-Ex Parte Application for Leave to File Joint Sur-Reply in Opposition to Plaintiffs’ Motion to Expedite

2014-08-19 [Dkt. No. 039] Answers and Affirmative Defenses of Defendants’ Pershing Square, PS Management, PS Fund 1 LLC and William Ackman

2014-08-19 [Dkt. No. 040] Valeant and AGMS’s Answer to Complaint and Affirmative Defenses

2014-08-19 [Dkt. No. 041] Valeant’s and AGMS’s Certification and Notice of Interested Parties

2014-08-19 [Dkt. No. 042] Counterclaims of Valeant and Pershing Square

2014-08-19 [Dkt. No. 043] Plaintiffs’ Opposition to Defendants’ Ex Parte Application for Leave to File Joint Sur-Reply in Opposition to Motion to Expedite

2014-08-19 [Dkt. No. 044] Defendants Pershing and Ackman’s Certification and Notice of Interested Parties

2014-08-20 [Dkt. No. 045] Minutes re Ex Parte Application Conference

2014-08-20 Transcript of Hearing on Plaintiff’s Ex Parte Application to Expedite Proceedings

2014-08-21 [Dkt. No. 046] Transcript Order Submitted by Plaintiffs

2014-08-21 [Dkt. No. 047] Order Granting Ex Parte Application for Leave to File Joint Sur Reply in Opposition to Plaintiffs’ Motion to Expedite

2014-08-21 [Dkt. No. 048] Order Denying Motion for Expedited Proceedings

2014-08-25 [Dkt. No. 049] Order Setting Scheduling Conference

2014-08-26 [Dkt. No. 050] Plaintiffs’ Notice of Motion for Expedited Discovery

2014-08-26 [Dkt. No. 050-1] Memorandum of Points and Authorities in Support of Plaintiffs’ Motion for Expedited Discovery

2014-08-26 [Dkt. No. 050-15] [Proposed] Order Granting Plaintiffs’ Motion for Expedited Discovery

2014-08-26 [Dkt. No. 050-2-14] Declaration of Michele D. Johnson In Support Of Plaintiffs’ Motion for Expedited Discovery

2014-08-29 [Dkt. No. 062] Summons Issued to PYOTT, David

2014-08-29 [Dkt. No. 063] Summons Issued to DUNSIRE, Deborah

2014-08-29 [Dkt. No. 064] Summons Issued to GALLAGHER, Michael

2014-08-29 [Dkt. No. 065] Summons Issued to JONES, Trevor

2014-08-29 [Dkt. No. 066] Summons Issued to LAVIGNE, Louis

2014-08-29 [Dkt. No. 067] Summons Issued to RAY, Russell

2014-08-29 [Dkt. No. 068] Summons Issued to MCDONNELL, Peter

2014-08-29 [Dkt. No. 069] Summons Issued to PROCTOR, Timothy

2014-08-29 [Dkt. No. 070] Summons Issued to TERMEER, Henri

2014-09-02 [Dkt. No. 071] Answer of Counterclaim Defendants to Counterclaims of Valeant and Pershing Square

2014-09-02 [Dkt. No. 072] Allergan and Counterclaimants Certification and Notice of Interested Parties

2014-09-03 [Dkt. No. 073] Defendants’ Joint Opposition to Plaintiffs’ Motion for Expedited Discovery

2014-09-03 [Dkt. No. 073-01] Declaration of Mark Holscher in Support of Defendants’ Joint Opposition to Plaintiffs’ Motion for Expedited Discovery

2014-09-03 [Dkt. No. 074] Joint Stipulation Requesting Shortened Briefing Schedule on Plaintiffs’ Motion for Expedited Discovery

2014-09-03 [Dkt. No. 074-01] Proposed Order Granting Joint Stipulation Requesting Shortened Briefing Schedule on Plaintiffs’ Motion for Expedited Discovery

2014-09-03 [Dkt. No. 075] Proof of Service of Complaint Upon Valeant and AGMS

2014-09-03 [Dkt. No. 076] Proof of Service of Summons, Complaint and Related Documents Upon Defendants Pershing Square Mgmt., L.P., PS Mgmt. GP, LLC, PS Fund 1, LLP, and William Ackman

2014-09-05 [Dkt. No. 077] Order Setting Briefing Schedule and Hearing Date re Plaintiffs’ Motion to Expedite Discovery

2014-09-07 [Dkt. No. 079-01] Smith Declaration ISO of Motion for Expedited Discovery w Exhibits

2014-09-07 [Dkt. No. 079-06] Revised Proposed Order re Plaintiffs Motion for Expedited Discovery

2014-09-07 [Dkt. No. 079] Plaintiffs Reply ISO Motion for Expedited Discovery

2014-09-09 [Dkt. No. 080] Order Regarding Stipulated Protective Order

2014-09-09 Hearing Transcript on Motion For Expedited Discovery

2014-09-10 [Dkt. No. 081] Notice Re Transcript May be Viewed

2014-09-10 [Dkt. No. 082] Notice of Filing Transcript – No Document

2014-09-09 [Dkt. No. 083] Order on Plaintiff’s Motion for Expedited Discovery

2014-09-11 [Dkt. No. 084-01] Proposed Order for Application for Pro Hac Vice for Susan Hannigan

2014-09-11 [Dkt. No. 084] Application for Pro Hac Vice for Susan Hannigan

2014-09-11 [Dkt. No. 085-01] Proposed Order Granting Joint Stipulation Re Scheduling

2014-09-11 [Dkt. No. 085] Joint Stipulation and Proposed Order Re Scheduling

© 2014 Pershing Square Capital Management

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PERSHING SQUARE

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Bylaws Litigation (DE)

2014-08-22 (D.I. 01) Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief

2014-08-22 (D.I. 02) Motion for Expedited Proceedings

2014-08-22 (D.I. 03) Brief in Support of Plaintiffs’ Motion for Expedited Proceedings

2014-08-22 (D.I. 04) Compendium of Key Cases Cited in Brief in Support of Plaintiffs’ Motion for Expedited Proceedings

2014-08-22 (D.I. 05.01) Letter to The Honorable Andre Bouchard from David C. McBride

2014-08-22 (D.I. 05.02) Supplemental Information Sheet

2014-08-22 (D.I. 05.03) Verification to Complaint – PS Fund 1, LLC

2014-08-22 (D.I. 05.04) Verification to Complaint – Pershing Square Capital Management LP

2014-08-22 (D.I. 05.05) Verification to Complaint – Valeant Pharmaceuticals International, Inc.

2014-08-22 (D.I. 05.06) Verification to Complaint – Valeant Pharmaceuticals International

2014-08-22 (D.I. 05.07) Exhibit A to the Complaint

2014-08-22 (D.I. 05.08) Exhibit B to the Complaint

2014-08-22 (D.I. 05.09) Exhibit C to the Complaint

2014-08-22 (D.I. 05.10) Exhibit D to the Complaint

2014-08-22 (D.I. 05.11) Exhibit E to the Complaint

2014-08-22 (D.I. 05.12) Exhibit F to the Complaint

2014-08-22 (D.I. 05.13) Exhibit G to the Complaint

2014-08-22 (D.I. 05.14) Exhibit H to the Complaint

2014-08-22 (D.I. 05.15) Exhibit I to the Complaint

2014-08-22 (D.I. 05.16) Exhibit J to the Complaint

2014-08-22 (D.I. 05.17) (Proposed) Order Granting Expedited Proceedings

2014-08-25 (D.I. 6) Letter to Counsel scheduling hearing

2014-08-25 (D.I. 9) Letter to Register in Chancery from Benjamin Z. Grossberg regarding compliance with Court of Chancery Rule 5.1

2014-08-25 (D.I. 10) Entry of Appearance of Richards, Layton & Finger, P.A. on behalf of Defendants

2014-08-25 (D.I. 11) Frawley, Brian T. Proposed Order for Admission Pro Hac Vice

2014-08-25 (D.I. 11) Plaintiffs Valeant Pharmaceuticals International, Inc. and Valeant Pharmaceuticals International’s Motion for Admission Pro Hac Vice of Brian T. Frawley, with Certificate of Service

2014-08-25 (D.I. 11) Certification of Brian T. Frawley in support of his Motion for Admission Pro Hac Vice

2014-08-26 (D.I. 12) Granted (Frawley, Brian T. Proposed Order for Admission Pro Hac Vice)

2014-08-26 (D.I. 13) Certificate of Compliance with Typeface Requirement and Type-Volume Limitation

2014-08-26 (D.I. 13) Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite

2014-08-26 (D.I. 14) Affidavit of Susan M. Hannigan, Esq. in Support of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite

2014-08-26 (D.I. 14) Exhibits A-O to Affidavit of Susan M. Hannigan, Esq. in Support of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite

2014-08-26 (D.I. 15 )Letter to The Honorable Andre G. Bouchard enclosing courtesy copies of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite and Affidavit of Susan M. Hannigan, Esq.

2014-08-26 (D.I. 16) Lefkowitz, Jay P Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.

2014-08-26 (D.I. 16) Lefkowitz, Jay P Proposed Order Granting Admission Pro Hac Vice

2014-08-26 (D.I. 16) Lefkowitz, Jay P. Certification Pursuant to Chancery Court Rule 170(c)

2014-08-26 (D.I. 16)Lefkowitz, Jay P Certificate of Service

2014-08-26 (D.I. 17) Solum, Matthew Certificate of Service

2014-08-26 (D.I. 17) Solum, Matthew Certification Pursuant to Chancery Court Rule 170(c)

2014-08-26 (D.I. 17) Solum, Matthew Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.

2014-08-26 (D.I. 17) Solum, Matthew Proposed Order Granting Admission Pro Hac Vice

2014-08-26 (D.I. 18) Del Monaco, John P. Certificate of Service

2014-08-26 (D.I. 18) Del Monaco, John P. Certification Pursuant to Chancery Court Rule 170(c)

2014-08-26 (D.I. 18) Del Monaco, John P. Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.

2014-08-26 (D.I. 18) Del Monaco, John P. Proposed Order Granting Admission Pro Hac Vice

2014-08-26 (D.I. 19) Sassoon, Danielle R Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.

2014-08-26 (D.I. 19) Sassoon, Danielle R. Certificate of Service

2014-08-26 (D.I. 19) Sassoon, Danielle R. Certificate of Service 2014-08-26 (D.I. 19) Sassoon, Danielle R. Certification Pursuant to Chancery Court Rule 170 (c)

2014-08-26 (D.I. 19) Sassoon, Danielle R. Proposed Order Granting Admission Pro Hac Vice

2014-08-26 (D.I. 20) Exhibit A to Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd

2014-08-26 (D.I. 20) Exhibit B to Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd

2014-08-26 (D.I. 20) Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd

2014-08-26 (D.I. 21) Granted (Lefkowitz, Jay P. Proposed Order Granting Admission Pro Hac Vice)

2014-08-26 (D.I. 22) Granted (Solum, Matthew Proposed Order Granting Admission Pro Hac Vice)

2014-08-26 (D.I. 23) Granted (Del Monaco, John P. Proposed Order Granting Admission Pro Hac Vice)

2014-08-26 (D.I. 24) Granted (Sassoon, Danielle R. Proposed Order Granting Admission Pro Hac Vice)

2014-08-26 (D.I. 25) Wilson, Bradley R. Certification of Bradley R. Wilson to Defendants’ Motion for Admission Pro Hac Vice

2014-08-26 (D.I. 25) Wilson, Bradley R. Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson with Certificate of Service

2014-08-26 (D.I. 25) Wilson, Bradley R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson

2014-08-26 (D.I. 26) Granted (Wilson, Bradley R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson)

2014-08-26 (D.I. 27) Savitt, William Certification to Defendants’ Motion for Admission Pro Hac Vice of William Savitt

2014-08-26 (D.I. 27) Savitt, William Defendants’ Motion for Admission Pro Hac Vice of William Savitt with certificate of service

2014-08-26 (D.I. 27) Savitt, William Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of William Savitt

2014-08-27 (D.I. 28) Savitt, William Granted Order to Motion for Admission Pro Hac Vice

2014-08-27 Transcript of Hearing on Plaintiffs’ Motion to Expedite Proceedings and Rulings of the Court

2014-08-28 (D.I. 29) Notice of Service of Plaintiffs’ First Set of Interrogatories and First Request for Production of Documents Directed to Defendants

2014-08-30 (D.I. 30) Notice of Service of Defendants’ First Set of Interrogatories and First Request for the Production of Documents Directed to Plaintiffs

2014-09-02 (D.I. 31) Certificate of Service to Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief

2014-09-02 (D.I. 31) Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief

2014-09-02 (D.I. 31) Tab 1 to Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief [Red-line]

2014-09-02 (D.I. 31) Verification of Pershing Square Capital Management, L.P.

2014-09-02 (D.I. 31) Verification of PS Fund 1, LLC

2014-09-02 (D.I. 31) Verification of Valeant Pharmaceuticals International, Inc.

2014-09-02 (D.I. 31) Verification of Valeant Pharmaceuticals International

2014-09-02 (D.I. 32) Letter to The Honorable Andre G. Bouchard from Tammy L. Mercer, Esquire enclosing a courtesy copy of a Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial

2014-09-02 (D.I. 32) Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial

2014-09-03 (D.I. 33) Letter to The Honorable Bouchard from Benjamin Z. Grossberg transmitting courtesy copies of amended complaint

2014-09-03 (D.I. 34) Granted with Modifications (Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial)

2014-09-03 (D.I. 35) Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential – Attorneys’ Eyes Only Information

2014-09-03 (D.I. 35) Exhibit A to Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential

2014-09-03 (D.I. 36) Stipulation and [Proposed] Order Governing Expert Discovery

2014-09-03 (D.I. 37) Hearing on a Motion to Expedite, held before Chancellor Andre G. Bouchard on August 27, 2014.

2014-09-04 (D.I. 38) Granted (Stipulation and [Proposed] Order Governing Expert Discovery)

2014-09-04 (D.I. 39) Granted (Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential)

2014-09-04 (D.I. 40) Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated with certificate of service

2014-09-04 (D.I. 41) Certificate of Service to Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.

2014-09-04 (D.I. 41) Exhibit A – Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.

2014-09-04 (D.I. 41) Exhibit B – Affidavit of Service to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.

2014-09-04 (D.I. 41) Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.

2014-09-05 (D.I. 42) Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Merrill, Lynch, Pierce, Fenner & Smith Incorporated with affidavit of service and certificate of service

2014-09-05 (D.I. 43) Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated with affidavit of service and certificate of service

2014-09-05 (D.I. 43) Schedule A to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated

2014-09-05 (D.I. 43) Schedule A to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Merrill, Lynch, Pierce, Fenner & Smith Incorporated

2014-09-05 (D.I. 44) Letter to the Honorable Andre G. Bouchard regarding validity of written requests from Allergan stockholders to request a Special Meeting of Stockholders

2014-09-05 (D.I. 44) Exhibit to Letter to the Honorable Andre G. Bouchard re validity of written requests from Allergan stockholders to request a Special Meeting of Stockholders

2014-09-08 (D.I. 45) Plaintiffs’ Notice of Depositions of Michael R. Gallagher and David E.I. Pyott with certificate of service

2014-09-08 (D.I. 46) Defendants’ Notice of Depositions with Certificate of Service

2014-09-08 (D.I. 47) Notice of Service of Defendants Allergan, Inc., et al. responses and and Objections to Plaintiffs’ First Request for Production of Documents Directed to Defendants

2014-09-09 (D.I. 48) Notice of Service of Plaintiffs’ Objections and Responses to Defendants’ First Request for Production of Documents Directed to Plaintiffs

2014-09-09 (D.I. 49) Certificate of Service of Subpoena Duces Tecum Directed to Morgan Stanley

2014-09-09 (D.I. 49) Subpoena Duces Tecum Directed to Morgan Stanley with Proof of Service

2014-09-09 (D.I. 50) Certificate of Service of Subpoena Duces Tecum Directed to D.F. King & Co., Inc.

2014-09-09 (D.I. 50) Subpoena Duces Tecum Directed to D.F. King Co. Inc. with Proof of Service

2014-09-09 (D.I. 51) Certificate of Service of Subpoena Duces Tecum Directed to Mackenzie Investments Corporation

2014-09-09 (D.I.51) Subpoena Duces Tecum Directed to Mackenzie Investments Corporation with Proof of Service.pdf

2014-09-09 (D.I. 52) Letter to The Honorable Andre Bouchard from Martin S. Lessner in response to the Allergan defendants’ letter to the Court of Friday evening, September 5, 2014

2014-09-09 (D.I. 53) Plaintiffs’ Notice of Depositions with certificate of service

2014-09-09 (D.I. 54) Subpoena Duces Tecum Directed to Mackenzie Partners, Inc. with Proof of Service and Certificate of Service (1)

2014-09-09 (D.I. 55) Letter to Chancellor Bouchard from Raymond DiCamillo in response to plaintiffs’ September 9 letter to Court

2014-09-09 (D.I. 56) Mirvis, Theodore N. [Proposed] Order for Motion for Admission Pro Hac Vice on behalf of defendants Allergan, Inc., David E.I. Pyott, Michael R. Gallagher, Deborah Dunsire

2014-09-09 (D.I. 56) Mirvis, Theodore N. Certification in support of Motion for Admisison Pro Hac Vice on behalf of defendants

2014-09-09 (D.I. 56) Mirvis, Theodore N. Motion for Admission Pro Hac Vice on behalf of defendants

2014-09-09 (D.I. 57) Certificate of Service to Defendants’ Answer to Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief

2014-09-09 (D.I. 57) Defendants’ Answer to Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief

2014-09-10 (D.I. 58) Granted (Mirvis, Theodore N. [Proposed] Order for Motion for Admission Pro Hac Vice on behalf of defendants

2014-09-10 (D.I. 59) Certificate of Service of Subpoena Ad Testificandum Directed to D.F. King & Co., Inc.

2014-09-10 (D.I. 59) Schedule A to Subpoena Ad Testificandum Directed to D.F. King & Co., Inc.

2014-09-10 (D.I. 59) Subpoena Ad Testificandum Directed to D.F. King & Co., Inc. with Proof of Service

2014-09-11 (D.I. 60) Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc. with affidavit of service and certificate of service

2014-09-11 (D.I. 60) Schedule A to Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc.

2014-09-11 (D.I. 60) Schedule B to Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc.

2014-09-11 (D.I. 61) Defendants’ Notice of Deposition with Certificate of Service

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